UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-4438

Exact name of registrant as specified in charter:	Aberdeen Australia Equity Fund, Inc.

Address of principal executive offices:	Gateway Centre 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Mr. Beverley Hendry,
300 S.E. 2nd Street, Suite #820,
Fort Lauderdale,
Florida 33301

Registrant’s telephone number, including area code:	954-767-9900

Date of fiscal year end:	10/31/04

Date of reporting period:	4/30/04

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Semi-Annual Report

April 30, 2004

Letter to Shareholders

June 10, 2004

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Australia Equity Fund, Inc. (the “Fund”) for the six months ended April 30, 2004. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on The Australian Stock Exchange. The Fund’s secondary investment objective is current income.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. The Board of Directors has determined the initial rolling distribution rate to be 10%. This policy will be subject to regular review by the Fund’s Board of Directors. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

On June 14, 2004, the Board of Directors declared a quarterly distribution of 23 cents per share, payable on July 16, 2004 to all shareholders of record as of June 30, 2004.

Results of Annual Meeting of Shareholders; Amendment of Bylaws; Election of New Director

At the Annual Meeting of Shareholders held on Tuesday April 20, 2004 (the “Annual Meeting”), the holders of the Fund’s common stock elected Messrs. Anthony E. Aaronson and Neville J. Miles to serve as Class I Directors for three-year terms expiring at the 2007 Annual Meeting of Shareholders, and Mr. John T. Sheehy to serve as a Class III Director for the remainder of a three-year term expiring at the 2006 Annual Meeting of Shareholders, in each case, until their successors are duly elected and qualify.

At the Annual Meeting, shareholders also voted to recommend that the Board of Directors amend certain provisions of the Fund’s bylaws by adopting alternative director qualifications, and an alternative vote requirement for the election of directors. In May 2004, the Board of Directors amended the Fund’s bylaws to adopt the alternative director qualifications and the alternative vote requirement.

As discussed in the Fund’s proxy statement with respect to the Annual Meeting, in May 2004, the Board of Directors increased the size of the Board to nine directors, and elected Moritz Sell, as a representative of Bankgesellschaft Berlin AG (“BGB”), to the Board of Directors for a three-year term as a Class I Director.

Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (continued)

Net Asset Value Performance

For the six months ended April 30, 2004, the Fund’s total return based on NAV was 8.0% after expenses (assuming reinvestment of distributions) compared with 8.0%, in U.S. dollar terms, for the S&P/ASX 200 Accumulation Index.

Share Price Performance

The Fund’s share price declined 2.6% over the six months, from $8.40 on October 31, 2003 to $8.18 on April 30, 2004. The Fund’s share price on April 30, 2004 represented a discount of 16.5% to the NAV per share of $9.80 on that date. On October 31, 2003, the discount to NAV was 10.4%. At the date of this report the share price was $8.28, representing a discount of 13.1% to the NAV per share of $9.53.

Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (continued)

Settlement of Litigation Involving the Fund

As previously reported to shareholders, Full Value Partners, L.P. (“Full Value”) filed a purported class action on behalf of the Fund’s shareholders, in Newark, New Jersey federal court in March 2003 against both the Fund and its Board of Directors. Full Value sought injunctive relief enjoining (i) the effectuation of a then proposed tender offer, (ii) the enforcement of certain bylaw amendments, and (iii) the overturning of any “wrongful election” of directors of the Fund. The Fund and its Directors believed, and continue to believe, that the claims were without merit. On March 31, 2004, as part of a settlement agreement, Full Value’s claims were dismissed with prejudice. Full Value determined that, in light of various events and circumstances occurring since the filing of the lawsuit, including the submission of two corporate governance proposals at the Fund’s 2004 Annual Meeting of Shareholders, Full Value would not proceed with the suit if the Fund agreed to pay Full Value’s legal fees of approximately $81,000. The Fund has so agreed, without any admission of liability, in order to avoid additional litigation expense.

Quarterly Reports to Shareholders

In an effort to reduce Fund expenses, quarterly reports to shareholders for the three-month periods ending July 31 and January 31 will no longer be printed and mailed to shareholders, but instead will be posted on the Fund’s website at www.aberdeen-asset.us. Semi-annual and annual reports to shareholders will continue to be printed and mailed to shareholders.

For information about the Fund, including a market review and outlook, weekly updates of share prices, NAV and details of recent distributions, please contact Aberdeen Asset Management, Inc. by:

•	Calling toll free on 1-800-522-5465 in the United States,

•	E-mailing to InvestorRelations@aberdeen-asset.com, or

•	Visiting the website at www.aberdeen-asset.us.

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.com.

Yours sincerely,

Martin Gilbert

President

All amounts are U.S. dollars unless otherwise stated.

Aberdeen Australia Equity Fund, Inc.

Your Board’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, the Fund is required to indicate the source of each distribution to shareholders.

The Fund estimates that distributions for the fiscal year commencing November 1, 2003, including the distribution paid on April 16, 2004, are comprised of 32% net investment income, 18% realized capital gains and 50% return of paid-in capital.

This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

In January 2005, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment.

Aberdeen Australia Equity Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan (“the Plan”), which allows you to automatically reinvest your distributions in shares of the Fund’s common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement the Plan Agent will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month. EquiServe Trust Company, N.A. is currently the Plan Agent. Effective July 26, 2004, The Bank of New York will become the Plan Agent.

As a Participant in the Plan, you will have the convenience of:

Automatic reinvestment - the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs - shares are purchased on your behalf under the Plan at low brokerage rates. Brokerage on share purchases is currently 2 cents per share;

Convenience - the Plan Agent will hold your shares in non-certificated form and will provide a detailed record of your holdings at the end of each distribution period.

To request a brochure containing information on the Plan, together with an authorization form, please contact the Plan Agent:

Through July 25, 2004: EquiServe Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011 or toll free on 1-800-451-6788.

Effective July 26, 2004: The Bank of New York, Shareholder Relations Department, P.O. Box 11258, Church Street Station, New York, NY 10286 or call toll free on 1-800-432-8224.

Aberdeen Australia Equity Fund, Inc.

Report of the Investment Manager

Portfolio Composition

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry sector can include more than one industry group. On April 30, 2004, the Fund held 96.8% of its total investments in equities and 3.2% in cash.

Aberdeen Australia Equity Fund, Inc.

Selected Equity Holdings

The following were the Fund’s top ten holdings at April 30, 2004.

Name of Security	Percentage of Net Assets

QBE Insurance Group Limited	7.6%

Australia & New Zealand Banking Group Limited	7.6%

Westpac Banking Corporation Limited	6.5%

Foster’s Group Limited	6.2%

Telecom Corporation of New Zealand Limited	5.8%

TABCORP Holdings Limited	5.2%

Leighton Holdings Limited	5.0%

Telstra Corporation Limited	4.1%

Rio Tinto Limited	4.0%

National Australia Bank Limited	4.0%

The Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the S&P/ASX 200 Accumulation Index. As of April 30, 2004, the Fund did not have more than 25% of its assets in any industry group.

An industry classification standard sector, as referred to on the previous page, can include more than one industry group.

Aberdeen Asset Management Asia Limited, June 2004.

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (unaudited)

April 30, 2004

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—96.8%
Common Stocks—96.8%
Consumer Discretionary—13.4%
1,511,000	APN News & Media Corporation Limited	$4,288,590
2,900,000	Ion Limited*	3,183,458
1,791,008	Pacifica Group Limited	5,975,813
901,000	TABCORP Holdings Limited	8,582,762

		22,030,623

Consumer Staples—16.8%
444,000	Billabong International Limited*	2,436,992
236,000	Foodland Associated Limited	3,195,735
2,863,000	Foster’s Group Limited	10,110,850
967,743	Lion Nathan Limited	4,368,150
696,000	McGuigan Simeon Wines Limited	2,392,620
594,369	Woolworths Limited	5,065,189

		27,569,536

Energy—2.4%
338,000	Woodside Petroleum Limited	4,037,473

Financials—34.1%
926,545	Australia & New Zealand Banking Group Limited	12,426,130
279,000	Australian Stock Exchange Limited	3,242,035
1,411,000	AXA Asia Pacific Holdings Limited	3,209,926
285,000	Commonwealth Bank of Australia	6,432,094
306,000	National Australia Bank Limited	6,512,669
1,487,000	QBE Insurance Group Limited*	12,511,068
109,365	Suncorp-Metway Limited	1,058,378
848,000	Westpac Banking Corporation Limited	10,699,075

		56,091,375

Shares	Description	Value (US$)
Industrials—5.0%
1,090,000	Leighton Holdings Limited	$8,147,499

Materials—7.3%
644,000	BHP Billiton Limited	5,334,660
283,000	Rio Tinto Limited	6,648,566

		11,983,226

Property—3.3%
59,330	Westfield America	91,695
1,665,670	Westfield America Trust*	2,622,424
926,000	Westfield Trust	2,715,154

		5,429,273

Telecommunication Services—9.8%
2,700,000	Telecom Corporation of New Zealand Limited	9,515,707
1,932,000	Telstra Corporation Limited	6,669,488

		16,185,195

Utilities—4.7%
619,000	Australian Gas Light Company Limited	5,208,037
1,574,000	GasNet Australia Group	2,546,304

		7,754,341

	Total common stocks (cost $112,431,858)	159,228,541

Total Investments—96.8% (cost $112,431,858)	159,228,541
Other Assets in excess of Liabilities—3.2%	5,253,000
Net assets—100%	$164,481,541

* Portion of security on loan, see Note 3.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Assets and Liabilities (unaudited)

April 30, 2004

Assets
Investments, at value (cost $112,431,858)	$159,228,541
Foreign currency, at value (cost $3,764,082)	3,644,760
Cash	859,651
Receivable for investments sold	1,825,512
Dividends and interest receivable	75,772
Prepaid and other assets	188,742

Total assets	165,822,978

Liabilities
Payable for investments purchased	1,055,009
Investment management fee payable	142,604
Accrued expenses and other liabilities	135,698
Administration fee payable	8,126

Total liabilities	1,341,437

Net Assets	$164,481,541

Net assets were comprised of:
Common stock, $.01 par value	$167,773
Paid-in capital in excess of par	136,011,022

136,178,795
Accumulated net investment loss	(1,962,767)
Accumulated net realized gain on investments	2,106,229
Net unrealized appreciation on investments	24,882,973
Accumulated net realized and unrealized foreign exchange gains	3,276,311

Net assets	$164,481,541

Net asset value per share: ($164,481,541 ÷ 16,777,298 shares of common stock issued and outstanding)	$9.80

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Operations (unaudited)

Year Ended April 30, 2004

Net Investment Income
Income
Dividends (net of foreign withholding taxes of $119,075)	$3,635,227
Interest	175,963
Income from securities lending, net	18,888

Total income	3,830,078

Expenses
Investment management fee	738,421
Legal fees and expenses	106,000
Directors’ fees and expenses	96,000
Insurance expense	94,000
Reports to shareholders	65,000
Custodian’s fees and expenses	63,000
Administration fee	42,030
Investor relations fees and expenses	40,000
Independent auditors’ fees and expenses	40,000
Transfer agent’s fees and expenses	19,000
Litigation Settlement (Note 7)	8,100
Miscellaneous	7,706

Total operating expenses	1,319,257

Net investment income	2,510,821

Realized and Unrealized Gains (Losses) on Investments and Foreign Currencies
Net realized gain on investment transactions	2,418,970
Net realized foreign exchange gains	4,818,960

7,237,930

Net change in unrealized appreciation on investments	4,719,792
Net change in unrealized foreign exchange losses	(2,205,452)

2,514,340

Net gain on investments and foreign currencies	9,752,270

Net Increase in Net Assets Resulting from Operations	$12,263,091

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Changes in Net Assets (unaudited)

	Six Months Ended April 30, 2004	Year Ended October 31, 2003
Increase in Net Assets
Operations
Net investment income	$2,510,821	$2,135,073
Net realized gains on investment transactions	2,418,970	646,739
Net realized foreign exchange gains	4,818,960	6,831,734
Net increase in unrealized appreciation on investments	4,719,792	12,891,635
Net change in unrealized foreign exchange gains (losses)	(2,205,452)	22,964,386

Net increase in Net Assets Resulting from Operations	12,263,091	45,469,567

Dividends to shareholders from net investment income	(4,781,488)	(1,677,682)
Distributions to shareholders from long-term capital gains	(419,433)	(1,174,365)
Cost of Fund shares reacquired in repurchase program (0 and 116,200 shares, respectively) (Note 5)	—	(687,920)

Total increase	7,062,170	41,929,600
Net Assets
Beginning of period	157,419,371	115,489,771

End of period(a)	$164,481,541	$157,419,371

(a) Includes undistributed net investment income of:	—	$307,900

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited)

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a closed-end, non-diversified management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on The Australian Stock Exchange. The Fund’s secondary investment objective is current income. In order to comply with a rule adopted by the Securities and Exchange Commission under the Investment Company Act of 1940 regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Australia Equity Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, listed on The Australian Stock Exchange. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation:

The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency.

Securities Valuation:

The Fund’s Board of Directors has adopted Pricing and Valuation Procedures (the “Procedures”) to be used in determining the value of the assets held by the Fund. In accordance with the Procedures, investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value in good faith using methods set forth in the Procedures.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

Foreign Currency Translation:

Australian dollar (“A$”) amounts are translated into United States dollars (“US$”) on the following basis:

(i) market value of investment securities, other assets and liabilities—at the exchange rates at the end of the reporting period; and

(ii) purchases and sales of investment securities, income and expenses—at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at April 30, 2004. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net realized and unrealized foreign exchange gains or losses include realized foreign exchange gains or losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the United States dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains or losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange gains or losses shown in the composition of net assets at April 30, 2004 represent foreign exchange gains or losses for book purposes that have not yet been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the United States dollar.

The exchange rate at April 30, 2004 was US$0.72 to A$1.00.

Securities Transactions and Net Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis.

Withholding Taxes:

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

Estimates:

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Dividends and Distributions:

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. The Board of Directors has determined the initial rolling distribution rate to be 10%. This policy will be subject to regular review by the Fund’s Board of Directors. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies.

Taxes:

For federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains or losses resulting from the repatriation of Australian dollars into United States dollars are recognized for U.S. tax purposes.

It is the Fund’s policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no provision for United States income taxes is required. Australia imposes a withholding tax of 15% on certain dividends and 10% on certain interest.

Securities Lending:

The Fund’s investment policies permit the Fund to lend to banks and broker-dealers, portfolio securities with an aggregate market value of up to one-third of the Fund’s total assets when it deems advisable. Pursuant to a securities lending agreement (“Agreement”) between the Fund and State Street Bank and Trust Company (“State Street”), any loans made under the Agreement must be secured by collateral (consisting of any combination of U.S. currency and securities issued or guaranteed by the U.S. government or its agencies, or high quality irrevocable bank letters of credit) in an amount at least equal (on a daily marked-to-market basis) to 100% of the current market value of the securities loaned.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

The Agreement also provides that the Fund may terminate the loans at any time and obtain the return of the securities, and that the Fund will continue to receive all interest, dividends and other distributions obtained on any of the loaned securities and will continue to have voting rights with respect to the securities.

In the event the Fund lends its portfolio securities, the Fund may be exposed to counterparty risk, which may result in the delay in recovery of the loaned securities or possible loss of right in the collateral should the borrower become insolvent.

Note 2. Agreements

In December 2003, the Fund’s Board of Directors approved the transfer by Aberdeen Asset Managers (C.I.) Limited (“AAMCIL”) to Aberdeen Asset Management Asia Limited (“AAMAL”), of the rights and obligations of AAMCIL under the management agreement and the advisory agreement with the Fund. Effective March 8, 2004, AAMAL became the investment manager of the Fund (the “Investment Manager”). Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser to the Fund pursuant to an advisory agreement. The Investment Manager and the Investment Adviser are direct or indirect wholly-owned subsidiaries, respectively, of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 1.10% of the Fund’s average weekly Managed Assets up to $50 million, 0.90% of Managed Assets between $50 million and $100 million and 0.70% of Managed Assets in excess of $100 million. Managed Assets are defined in the management agreement as net assets plus the amount of any borrowings for investment purposes.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $188,899 to the Investment Adviser during the six months ended April 30, 2004.

Prudential Investments LLC (the “Administrator”) serves as administrator to the Fund pursuant to an agreement which provides the Administrator with a fee at the annual rate of the greater of $25,000 or 0.05% of the Fund’s average weekly net assets.

Under terms of an Investor Relations Services Agreement, Aberdeen Asset Management, Inc. (“Aberdeen”), an affiliate of the Fund’s Investment Manager and Investment Adviser, serves as the Fund’s investor relations services provider. This agreement provides Aberdeen with a monthly retainer fee of $5,000 plus out-of-pocket expenses. During the six months ended April 30, 2004, the Fund incurred fees of approximately $30,000 for the services of

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (Unaudited) (continued)

Aberdeen. As of April 30, 2004, $5,000 was due to Aberdeen. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2004 aggregated $36,063,550 and $40,778,338, respectively.

As of April 30, 2004, the Fund had securities on loan with an aggregate market value of $3,121,483. The Fund received $4,300,253 in securities as collateral for securities on loan in accordance with the Fund’s securities lending procedures.

Note 4. Tax Information

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2004 were as follows:

Tax Cost Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$134,345,568	$28,797,033	$3,914,060	$24,882,973

Note 5. Capital

There are 20 million shares of $.01 par value common stock authorized. At April 30, 2004 there were 16,777,298 shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 10%. The weighted average discount for the fiscal year ended October 31, 2003 was 13.14%. During the six months ended April 30, 2004 and the fiscal year ended October 31, 2003, the Fund repurchased and cancelled under this program 0 and 116,200 shares, respectively.

Based on filings with the Securities and Exchange Commission, on March 8, 2004, Bankgesellschaft Berlin (A.G.) was the beneficial owner of 5,374,949 shares of common stock. This number of shares represented 32.0% of the outstanding shares of the Fund as of the date of this report.

Note 6. Distributions

The Board of Directors of the Fund declared on June 14, 2004 a quarterly distribution of $.23 per share, payable on July 16, 2004 to shareholders of record on June 30, 2004.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

Note 7. Litigation

As previously reported to shareholders, Full Value Partners, L.P. (“Full Value”) filed a purported class action on behalf of the Fund’s shareholders, in Newark, New Jersey federal court in March 2003 against both the Fund and its Board of Directors. Full Value sought injunctive relief enjoining (i) the effectuation of a then proposed tender offer, (ii) the enforcement of certain bylaw amendments, and (iii) the overturning of any “wrongful election” of directors of the Fund. The Fund and its Directors believed, and continue to believe, that the claims were without merit. On March 31, 2004, as part of a settlement agreement, Full Value’s claims were dismissed with prejudice. Full Value determined that, in light of various events and circumstances occurring since the filing of the lawsuit, including the submission of two corporate governance proposals at the Fund’s 2004 Annual Meeting of Shareholders, Full Value would not proceed with the suit if the Fund agreed to pay Full Value’s legal fees of approximately $81,000. The Fund has so agreed, without any admission of liability, in order to avoid additional litigation expense.

Aberdeen Australia Equity Fund, Inc.

Financial Highlights (unaudited)

Six Months Ended April 30, 2004
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$9.38

Net investment income	.15
Net realized and unrealized gains (losses) on investments and foreign currencies	.58

Total from investment operations	.73

Dividends from net investment income	(.28)
Distributions from net capital and currency gains	(.03)
Tax return of capital	—

Total dividends and distributions	(.31)

Increase resulting from Fund share repurchase	—

Net asset value, end of period	$9.80

Market price per share, end of period	$8.18

TOTAL INVESTMENT RETURN BASED ON#:
Market value	0.67%
Net asset value	8.01%
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets	1.57%*
Ratio of net investment income to average net assets	3.00%*
Portfolio turnover rate	23%**
Net assets, end of period (000 omitted)	$164,482
Average net assets (000 omitted)	$168,532

*	Annualized.
**	Not annualized.
#	Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total returns for periods less than a full year are not annualized.
†	Less than $0.005 per share.
NOTE:	Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund’s shares.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Financial Highlights (unaudited) (concluded)

Year Ended October 31,
2003	2002	2001	2000	1999

$6.84	$5.97	$6.86	$8.78	$8.25

.12	.15	.12	.14	.08
2.58	.93	(.33)	(1.25)	1.26

2.70	1.08	(.21)	(1.11)	1.34

(.10)	(.15)	—	(.12)	(.30)
(.07)	(.07)	—	(.69)	(.51)
—	—	(.68)	—	—

(.17)	(.22)	(.68)	(.81)	(.81)

.01	.01	— †	—	—

$9.38	$6.84	$5.97	$6.86	$8.78

$8.40	$5.73	$5.29	$5.875	$8.00

50.40%	12.55%	1.06%	(17.31)%	34.91%
40.69%	19.04%	(2.32)%	(12.02)%	17.77%

2.55%	1.76%	1.80%	1.66%	2.58%
1.66%	2.33%	1.77%	1.66%	.87%
32%	56%	50%	120%	143%
$157,419	$115,490	$102,361	$117,941	$150,916
$128,662	$114,213	$115,051	$143,801	$157,565

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Supplemental Proxy Information (unaudited)

The Annual Meeting of Shareholders of Aberdeen Australia Equity Fund, Inc. (the “Fund”) was held on Tuesday, April 20, 2004 at Hilton Newark Gateway, Raymond Boulevard, Newark, New Jersey. The meeting was held for the following purposes:

(1a)	To elect two Directors to serve as Class I Directors for a three-year term expiring in 2007.
•	Anthony E. Aaronson
•	Neville J. Miles

(1b)	To elect one Director to serve as a Class III Director for the remainder of a three-year term to expire in 2006.
•	John T. Sheehy

(2)	To vote on a proposal regarding director qualifications, in order to express shareholder recommendations.

(3)	To vote on a proposal regarding the vote required to elect directors, in order to express shareholder recommendations.

The results of voting on the above matters were as follows:

	Director	Votes For	Votes Withheld
(1a)	Anthony E. Aaronson	9,485,502	696,541
	Neville J. Miles	9,484,529	697,514
(1b)	John T. Sheehy	9,488,089	693,954

	Proposal
(2)	Proposal regarding director qualifications	8,200,437	929,185
(3)	Proposal regarding vote required to elect directors	8,104,330	614,922

Directors whose term of office continued beyond this meeting are as follows: David L. Elsum, Peter J. O’Connell, William J. Potter, Peter D. Sacks and Hugh Young.

Aberdeen Australia Equity Fund, Inc.

Directors

Officers

Neville J. Miles, Chairman	Martin Gilbert, President
Anthony E. Aaronson	Beverley Hendry, Vice President
David L. Elsum	Steve Robinson, Vice President
Peter J. O’Connell	Christian Pittard, Treasurer and Assistant
William J. Potter	Secretary
Peter D. Sacks	Roy M. Randall, Secretary
Moritz Sell	Timothy Sullivan, Assistant Treasurer
John T. Sheehy	Andy Williams, Assistant Treasurer
Hugh Young	Jack R. Benintende, Assistant Treasurer
Sander M. Bieber, Assistant Secretary

The accompanying Financial Statements as of April 30, 2004 were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Aberdeen Australia Equity Fund, Inc.

Corporate Information

Investment Manager	Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480

Investment Adviser	Aberdeen Asset Management Limited Level 6, 201 Kent Street Sydney, NSW 2000, Australia

Administrator	Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, NJ 07102-4077

Custodian	State Street Bank and Trust Company One Heritage Drive North Quincy, MA 02171

Transfer Agent

Through July 25, 2004:

EquiServe Trust Company, N.A.

P.O. Box 43011

Providence, RI 02940-3011

1-800-451-6788

Effective July 26, 2004:

The Bank of New York

Shareholder Relations Department

P.O. Box 11258

Church Street Station

New York, NY 10286

1-800-432-8224

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 1177 Avenue of the Americas New York, NY 10036

Legal Counsel	Dechert LLP 1775 I Street N.W. Washington, DC 20006-2401 The Seidler Law Firm Level 40, The Chifley Tower 2 Chifley Square Sydney, NSW 2000, Australia

Investor Relations	Aberdeen Asset Management Inc. 45 Broadway, 21st Floor New York, NY 10006 1-800-522-5465 InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Shares of Aberdeen Australia Equity Fund, Inc. are traded on the American Stock

Exchange and on the Pacific Stock Exchange under the symbol “IAF”. Information about the Fund’s net asset value and market price is published weekly in Barron’s and in the Monday edition of The Wall Street Journal.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen

Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

IAFS

Item 2 – Code of Ethics

Not required in this filing

Item 3 – Audit Committee Financial Expert

Not required in this filing

Item 4 – Principal Accountant Fees and Services

Not required in this filing

Item 5 – Audit Committee of Listed Registrants

Not required in this filing

Item 6 – Schedule of Investments

Included as part of the report to shareholders filed under item 1 of this Form N-CSR

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing

Item 8 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, through, November 30, 2003	0	0	0	1,677,729
December 1 through December 31, 2003	0	0	0	1,677,729
January 1 through January 31, 2004	0	0	0	1,677,729
February 1 through February 29, 2004	0	0	0	1,677,729
March 1 through March 31, 2004	0	0	0	1,677,729
April 1 through April 30, 2004	0	0	0	1,677,729
Total	0	0	0	1,677,729

[1]	The Fund’s stock repurchase program was announced on March 19, 2001 and allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 10%.

Item 9 – Submission of Matters to a Vote of Security Holders

Not applicable

Item 10 – Controls and Procedures

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11 – Exhibits

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 – Attached hereto

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

By:	/s/ Martin Gilbert
Martin Gilbert,
President of
Aberdeen Australia Equity Fund, Inc.

Date:	July 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Martin Gilbert
Martin Gilbert,
President of
Aberdeen Australia Equity Fund, Inc.

Date:	July 1, 2004

By:	/s/ Christian Pittard
Christian Pittard,
Treasurer of
Aberdeen Australia Equity Fund, Inc.

Date:	July 1, 2004